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                                                                    EXHIBIT 10.2


             Form of Amendment to Supplement to Employment Agreement

         AMENDMENT (this "AMENDMENT"), dated as of February 19, 2004, to that certain Supplement to Employment Agreement (the "SUPPLEMENT"), dated as of August 27, 2003, by and between _________ ("EXECUTIVE") and Youbet.com, Inc., a Delaware corporation (the "COMPANY"). Capitalized terms used and not otherwise defined herein have the meaning ascribed to such terms in the Supplement.

                              W I T N E S S E T H:

         WHEREAS, Youbet and Executive entered into the Supplement for the purpose of increasing certain severance and other benefits that would otherwise have been afforded to Executive under the Employment Agreement by and between Executive and Youbet;

         WHEREAS, Youbet and ODS Technologies, L.P. d/b/a TVG Network, a Delaware limited partnership ("TVG"), have reached an agreement in principle to settle (i) the pending action in the Court of Chancery of the State of Delaware, captioned ODS TECHNOLOGIES, L.P. V. DAVID M. MARSHALL, CHARLES F. CHAMPION, GARY ADELSON, GUY CHIPPARONI, JAMES EDGAR, JOSEPH F. BARLETTA AND YOUBET.COM, Civil Action No. 20527 (the "CHANCERY ACTION") and (ii) the proceeding filed with the American Arbitration Association, captioned ODS TECHNOLOGIES, L.P. V. YOUBET.COM, INC., Case No. 14 168 01898 03 (the "ARBITRATION PROCEEDING");

         WHEREAS, TVG has conditioned its willingness to enter into a definitive settlement agreement with respect to the Chancery Action and the Arbitration Proceeding on Youbet and Executive amending certain terms of the Supplement as provided herein; and

         WHEREAS, Youbet and Executive are willing to so amend the Supplement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which we hereby acknowledged, the parties hereto agree as follows:

                  1. The Supplement is hereby amended by deleting clause (ii) of
Section 1a. and inserting in lieu thereof the following:

                           "ii. Payment of an amount equal to two (2) full years of Executive's Annual Salary, calculated at the rate in effect as of the date of such termination;"

                  2. The Supplement is hereby further amended by deleting clause
(i) of Section 1b. and inserting in lieu thereof the following:

                           "i. Sixteen (16) months of Executive's Annual Salary, calculated at the rate in effect as of the date of such termination;"

                  3. The Supplement is hereby further amended by deleting clause
(ii) of Section 1c. and inserting in lieu thereof the following:

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                           "ii. Payment of an amount equal to eight months of
                           Executive's Annual Salary, calculated at the rate in effect as of the date of such termination;"

                  4. The Supplement is hereby further amended by deleting from
         Section 2 the words "fifty percent (50%)" and inserting in lieu thereof "twenty-five percent (25%)."

                  5. Except as expressly provided in this Amendment, the Supplement shall remain unchanged and in full force and effect.

                  6. This Amendment shall be effective upon the execution and delivery by Youbet and TVG of a written Settlement Agreement relating to the Chancery Action and the Arbitration Proceeding.

                  7. Any controversy or claim arising out of or relating to this Amendment, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes, and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitrators shall award to the prevailing party, if any, as determined by the arbitrators, all of its costs and fees. "Costs and fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, out-of-pocket expenses such as copying and telephone, court costs, witness fees, and attorneys' fees.

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.



                                                 YOUBET.COM, INC.
                                                 a Delaware corporation


                                                 By:____________________________

                                                 Its:___________________________

                                                 Print Name:____________________


                                                 "Executive"

                                                 _______________________________

                                                 Print Name:____________________